As filed with Securities and Exchange Commission on October 30, 2009

Registration No. 2-66073

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1a

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               ☒
POST-EFFECTIVE AMENDMENT NO. 36                    ☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940               ☒

AMENDMENT NO. 36               ☒

NRM INVESTMENT COMPANY
(Exact Name of Registrant as Specified in Charter)

280 Abrahams Lane
Villanova, PA 19085

(Address of Principal Executive Offices)

John H. McCoy, President, NRM Investment Company
280 Abrahams Lane
Villanova, PA 19085

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)
☐	on [date] pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	on [date] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on [date] pursuant to paragraph (a) of Rule 485

DECLARATION PURSUANT TO RULE 24f-2

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Section (a) (1) of Rule 24f-2. The Rule 24f-2 Notice for the Registrant’s fiscal year ending August 31, 2009 was filed on October 30, 2009 and the notice for the current fiscal year ending August 31, 2010 will be filed no later than October 30, 2010.

NRM INVESTMENT COMPANY

280 Abrahams Lane
Villanova, PA 19085

          NRM Investment Company (the “Company”) is a no-load, open-end, diversified investment company. Its primary objective is to maximize and distribute income and gains on a current basis. Its secondary objective is preservation of capital.

          The Company’s strategy in reaching its objectives is to invest in a wide variety of securities in furtherance of realizing distributable income and without being limited in investment choice except as provided in the Investment Company Act, the Internal Revenue Code or other controlling legislation, rule or decision. In making investment choices the Board and adviser will also attempt to achieve the secondary objective of preserving capital.

          The Company traditionally has invested more than one-half of its portfolio, in municipal bonds issued or guaranteed by state and local governments. For the immediate future it will continue with that strategy to realize and distribute income free from federal income tax. It will invest the balance of the fund in cash equivalents producing interest, preferred stock producing dividends qualifying for a fifteen percent maximum tax under current federal income tax provisions, and other income-producing investments that the advisor considers advantageous and consistent with the Company’s objective and strategies without respect to market capitalization or quality ranking. The board and investment adviser, at any time and without additional shareholder approval may invest in securities other than municipals for amounts in excess of one half of the portfolio and other than preferred stock to achieve the primary goal of maximizing income, with the consequence that all income distributions will be taxable, including the income the Company obtains from municipal bonds.

          This Prospectus sets forth concisely the information about the Company that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

          The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

          No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company. This Prospectus does not constitute an offering by the Company in any jurisdiction in which such offering may not lawfully be made.
December 30, 2009

TABLE OF CONTENTS

SUMMARY OF OBJECTIVES, STRATEGIES AND RISKS	1
(1) Primary Objectives	1
(2) Secondary Objectives	2
(3) Investment Strategies	2

DESCRIPTION OF SECURITIES	4

Current Investments	4

(1) Municipal Bonds - Currently Available Securities	4
(2) Municipal Bonds - When Issued Securities	5
(3) Other Tax Free Investments Excluded	5
(4) Preferred Shares	5

Alternative Investments	6

(5) Common Shares	6
(6) Derivatives	7
(7) Other Investments	7

RISKS OF INVESTING IN THE FUND	8

PERFORMANCE	11

Table	11
Annual Total Return - 10 Years	11
Bar Chart	11
Average Annual Total Returns	12

FEES AND EXPENSES OF THE COMPANY	13

Fees and expenses	13
Shareholder's fees	13
Annual Fund Operating Expenses	13
Portfolio Turnover	14

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	15

MANAGEMENT OF THE COMPANY	16

Directors	16

Investment Advisor	17

Portfolio Managers	19

PENDING LEGAL PROCEEDINGS	19

CAPITAL STOCK	19

SHAREHOLDER INFORMATION	20

Pricing of Shares	20
Purchase of Shares	21
Redemption of Fund Shares	21
In General	21
Frequent Purchases and Redemptions	22
Dividends	23
Taxes	23

FINANCIAL HIGHLIGHTS	26

APPLICATION FORM: NRM INVESTMENT COMPANY	28

Terms and Conditions	29

[PROSPECTUS OUTSIDE BACK COVER]	30

Incorporation reference	31

(ii)

SUMMARY OF OBJECTIVES, STRATEGIES AND RISKS

(1) Primary Objectives

The Company’s primary objective is to maximize and distribute income available for use by its shareholders. To achieve this objective, it will for the foreseeable future invest in a portfolio producing income which is free from federal income tax, or taxed at relatively low rates under current Internal Revenue Code provisions. Immediately it will invest at least half of its assets in state and municipal bonds, the income from which is exempt from federal income tax to the Company, in small amounts of cash or equivalents for temporary holding, and the rest in preferred and common stock the dividends from which qualify for a maximum 15% tax rate under current federal tax provisions, and real estate investment trusts.  At the close of the Company’s fiscal year 58% of the Company’s assets remained invested in state and municipal bonds, 34% in preferred stock, 5% in common stock, 2% in a real estate investment trust, and the balance in cash. At the end of September 2009, 57% of the Company’s assets remained invested in state and municipal bonds, 35% in preferred stock, 5% in common stock, 2% in a real estate investment trust, and the balance in cash.

However, the Company in conjunction with its adviser has concluded that to achieve its principal objective of achieving the greatest total, after tax return from investments, it may without additional shareholder approval purchase any kind of security that will achieve this objective. It may therefore invest in securities, including, without limitation, stocks of corporations of small, mid and large capitalizations across all sectors and from non-rated or below investment quality grade to highly rated; parallel investments in non-corporate entities; bonds issued by foreign, federal, state or local governments; derivatives including futures, indexes, options, warrants, and swap contacts; securities of other investment companies, real estate investment trusts, commodities of any kind; and convertible bonds and preferred stock.

(2) Secondary Objectives

The Fund's secondary objective is to preserve capital. Thus, in selecting the investments to maximize income, the directors and adviser plan to invest the majority of the portfolio in instruments of at least investment grade quality according to recognized rating services. However this objective is not emphasized over income production and, should the opportunity be present, the Company will invest in a wide variety of more speculative securities to achieve its primary objective including (without limitation), commodities, derivatives based upon recognized financial indexes deemed suitable to the Company and its adviser and other financial instruments deemed appropriate from time to time.

(3) Investment Strategies

To accomplish the foregoing objectives, the Company has employed an investment advisory firm that acts through an Investment Selection Committee (“Committee”) to be aware of and analyze worldwide market conditions that affect the Company’s income production objective. The Committee members consider economic, political and social events in the United States and abroad including such factors as current interest rate yields, stock market valuation levels, and diversification. They will also consider valuations and events peculiar to target companies issuing those securities, the risks entailed, and their growth potential to achieve a total return. The Committee’s fixed income portfolio manager attends the Company’s regular meetings and advises its directors.

To achieve the Company’s secondary objective of preserving capital, the Committee will be aware of and analyze the state and municipal bond market and will initially recommend bonds with stated maturities from purchase in the intermediate range of five to twelve years, with competitive rates, with little risk of principal and rated "A" or better by Standard & Poor or Moody's rating service. For example, at the close of the Company’s fiscal 2009 year the average bond maturity was 9.6 years. Future payment of timely interest and principal payments is highly dependent upon the issuer’s ability to generate sufficient cash especially in economic scenarios adverse to the issuer’s particular circumstances.

The Investment Selection Committee of the Company’s adviser (“Committee”) will invest only in preferred stocks considered investment grade by either of the two major rating agencies, Moody’s and Standard & Poor’s.   A key part of the investment analysis will focus on those long-term fundamental factors that measure the level and predictability of each issuer’s ability to generate cash in the future.

If investing in common shares the Committee will generally focus on company or trust earnings as the driver of stock price. The Committee will emphasize consistency and predictability of earnings growth (and related dividend growth), share growth from general or sector economic conditions, and the selected company’s position in the industry. The Committee normally considers common shares if they meet the following criteria: they are rated “A” or better by a major rating company; they have a history of consistent earnings and dividend growth; the issuer is an industry leader with a capitalization of $5 billion or more and is listed on a major United States exchange. The Committee will consider purchasing common shares in another equity-owning mutual fund if the fund is rated four stars or better by Morningstar.

The Committee may invest in Real Estate Investment Trusts based upon an individual evaluation by the Committee members and the board of directors acting as an investment committee of the whole. Any such investment would in part be prompted by ratings of major rating agencies.

However investors must be aware that only the Committee’s initial recommendations will follow the Company’s past practices of investing more than half of its portfolio in municipals with minimum risk. Its long-term objectives and strategy are to focus on income. Accordingly the Company, following the Committee’s advice or the Committee acting with blanket authority from the Company’s board of directors may at any time on its own initiative change from the initial or like investments to more speculative ones to achieve the primary object of income realization.   Moreover, although normally it will invest in securities with the ratings as described above, if the ratings become lower after purchase, the Committee will make independent decisions whether to continue holding the investment or selling it.

For both taxable and non-taxable investments, the adviser takes into account information contained in publications and advice from outside sources such as brokerage firms to make its recommendations.

DESCRIPTION OF SECURITIES

Current Investments

(1) Municipal Bonds - Currently Available Securities

The Company currently invests in debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, instrumentalities or authorities, the interest from which, in the opinion of counsel to the issuer, is exempt from federal income tax.  Generally, municipals with longer maturities tend to produce higher yields and are subject to greater market fluctuations as a result of changes in interest rates than are municipals with shorter maturities and lower yields.

The two principal classifications of municipal bonds are “general obligation" and "revenue" or "special obligation" bonds.   General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.  Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed.  Qualified private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the municipal issuer of such bonds; instead they are dependent for the payment of principal and interest on the credit standing of the private corporate user of the facility. The portfolio may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

(2) Municipal Bonds - When Issued Securities

The Company may purchase Municipal Bonds on a “when-issued” or delayed delivery basis for delivery at a future specified date at a stated price and yield.  The Company would generally not pay for such securities or start earning interest on them until they are received.  The Company records when-issued securities as an asset on the date of the purchase commitment.  Thereafter the securities are subject to changes in value based upon changes in the general level of interest rates.  To the extent that the Company remains substantially fully invested at the same time that it has purchased  "when-issued" or delayed delivery securities, as it would generally do, there will be greater fluctuations in its net assets than if the Company set aside cash to satisfy its purchase commitment.

If the Company sells a "when-issued" or delayed delivery security before delivery, any gain or loss would not be tax-exempt.   When the Company engages in "when-issued" or delayed delivery transactions, it relies on the seller to consummate the trade.    Failure of the seller to do so may result in the Company incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

(3) Other Tax Free Investments Excluded

Because of tax and financial risks inherent in advance refunding bonds, 501(c)(3) bonds, blind pools and so-called gray box and black box issues, the Company does not plan to invest in these instruments.

(4) Preferred Shares

Preferred stock is an equity security since it represents ownership in a corporation but has features of both equity and debt securities.  Like a bond, preferred stock is usually issued as a fixed income security with a fixed dividend.  Its price tends to fluctuate with changes in interest rates rather than the issuing company’s business prospects unless, of course, dramatic changes occur in the company’s credit quality.  Preferred stock has two advantages over common shares. First, when a company declares dividends, owners of preferred stock receive their dividends before common stockholders.  Second, if a corporation goes bankrupt, preferred stockholders have a priority claim over common stockholders on the assets remaining after creditors have been paid.

Alternative Investments

Should the Company’s directors or its adviser determine that it should change its investment program to achieve its primary objective of income realization, it may invest in any of the following:

(5) Common Shares

Shares of corporate stock represent ownership of a corporation, which participates in profits by way of dividends after payment of preferred stock obligations, if any. The dividends are generally taxable by the federal government and state governments that impose an income tax. In the event of dissolution, it is the last to share in property of the dissolved corporation. Such shares are issued by corporations of small, mid and large capitalizations, foreign or domestic, across all sectors of industry and from non-rated or below investment quality grade to highly rated. Entities other than corporations but which are represented by shares or share-like substitutes such as a limited liability company or publicly traded trusts are also included in this investment description. Mutual funds designed to hold issues of other corporations are themselves issuers of common shares. To the extent the Company invests in mutual funds there will be a duplication of management fees, which will also tend to lower income from investments and annual returns.

The Company emphasizes that risk-avoidance and capital preservation are secondary objectives. Accordingly if the Company believes greater income can be realized by decreasing the fraction of its common shares it may own at any time, meeting the above criteria, it may sell and reinvest in common shares of lesser quality. There can be no assurance that the purchases or sales individually or as a group, will produce either income or gain.

(6) Derivatives

These are investments that depend for their value on other investments. Without attempting to be all-inclusive, they include such items as futures, indexes, options, warrants, and swap contacts. They may be used to realize income, carrying out the Company’s primary objective, or as a hedging tool to preserve capital and thereby carry out its secondary objective. Currently the Company has no derivatives in its portfolio.

 (7) Other Investments

The Company will consider the purchase of commodities, real estate investment trust certificates, and convertible bonds.

As a temporary investment or to maintain liquidity, the Company may hold a portion of its assets in cash or invest in any one or a combination of the following: investment grade debt securities; money market instruments, maturing in 12 months or less, such as domestic bank certificates of deposit (of domestic banks which are insured by the Federal Deposit Insurance Corporation and have total assets at the time of purchase of $1.5 billion); obligations of, or guaranteed by, the United States Government and  its agencies and instrumentalities; tax-exempt commercial paper and  municipal funds (subject to investment restrictions); and  repurchase  agreements entered into with domestic banks where the underlying securities are any of the foregoing. These investments normally produce lower returns than the municipal bonds, common and preferred shares, and other investments explained under the preceding heading and accordingly will lower the income from investment operations and average annual returns for measuring periods. To the extent the Company invests in money market instruments or municipal funds there will be a duplication of management fees, which will also tend to lower income from investments and annual returns.

To achieve its primary objective of income, the Company may also invest a portion of its assets in instruments described in the preceding paragraph but which do not have the quality-related restrictions stated therein.

A description of the Company’s policies and procedures with respect to the disclosure of the Company’s portfolio securities is available in the Company’s Statement of Additional Information.

RISKS OF INVESTING IN THE FUND

Generally the risks associated with the Company's investments in tax-free obligations involve the financial conditions of the state or municipal issuers. Changes in economic conditions or the policies of the issuers could have a significant effect upon the value of the securities that the Company owns.  Further, market rates of interest have a direct bearing upon the value of the Company's securities regardless of the status of the issuers.  The Company depends upon counsel for municipal issuers to opine upon the tax-free status of the investments.  A risk inherent in investing in municipal issues is that the Internal Revenue Service may assert that the issue is not tax free, or if initially tax-free may have since lost qualified status.

Other risks of investing in the Company's portfolio in any municipal issue include the economic condition of the municipalities that issue the bonds the Company buys. The issuer may fail to make principal payments or payments on time or its issue may lose its tax status. Interest rates change constantly and most often affect the value of the bonds. Normally if rates increase, the value of the portfolio decreases.

The risks of investing in preferred shares include all of the risks discussed below regarding common shares. In addition, the market value of preferred stocks, like bonds, may increase or decrease in value based upon the underlying changes in the interest rate environment and are subject to credit quality risk.  A reduction in the stock’s credit quality rating by a major rating agency would likely result in some price deterioration.

The risks of investing in common shares reflect domestic or worldwide economic, political or social events, adverse general market conditions that change frequently and cannot be predicted with accuracy, adverse industry or sector conditions, and adverse factors relating to the particular stock issuer in question such as loss of financial strength, loss of competitive advantages in the marketplace, and accompanying downgrades by rating agencies. The risk is generally, but certainly not always, greater when investing in small or mid-sized corporations, which are more vulnerable to adverse conditions and the risk is still greater when the portfolio holding the shares is non-diversified. If the shares are in foreign corporations, the risk is still greater because of responses to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability.

The risks of investing in other securities are:

(1) There are special risks in investing in derivatives. Because of the numerous factors going into the price it is difficult for the most experienced trader to predict price movements, which are often volatile. A significant additional risk with purchasing and maintaining a derivative is the frequent use of leverage whereby losses can be magnified. Certain credit risks must likewise be considered. For derivatives involving futures transactions in established markets, the investor assumes the risk of default by an exchange clearinghouse; for privately negotiated two or multiple party transactions, the investor is exposed to default by the counterparty or counterparties.

(2) Commodities are ordinarily speculative investments involving the purchase or sale of a staple for future delivery. The risks are similar to those of a derivative in that many contracts are leveraged and numerous and difficult to predict factors account for the contract price at any given time.

(3) Real estate trusts are likewise leveraged and own interests in assets, which are relatively illiquid. In adverse economic conditions vacancy rates frequently increase lowering the income of the trust and the value of its underlying assets; if trust interests are redeemed under such conditions, the trust may have to sell its properties in a depressed market to acquire cash to meet its redemption obligations. Other factors that may affect the value of real estate trusts include interest rate changes, competition for tenants, real estate taxes, environmental laws and zoning laws.

(4) Convertible bonds fluctuate in value and generally reflect changes in interest rates and frequently respond to other market movements. Some such bonds are rated as high yield and are accordingly speculative and more sensitive to credit and interest rate changes.  In times of economic uncertainty the value of such bonds may deteriorate rapidly. Moreover, the market for such bonds is less liquid than for higher rated securities making it difficult to achieve fair market value even in ordinary trading cycles.

In general, the investments the Company makes other than in tax-free bonds will be subject to all of the market risks generally associated with conditions within the issuer, within the issuer's industry or sector, or within the economy as a whole. Although the Company will purchase only such investments, as the adviser believes to be undervalued, there is no certainty that this objective will be met. See the discussion in the preceding section describing securities.

The Company’s shares are sold and redeemed through a bank, First National Trust Company, situate in Johnstown Pennsylvania. An investment in the Company’s shares is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance or any other government agency.

An additional risk peculiar to this Company is remaining liability it may have for activities it conducted before it became an investment company. In the past, the Company settled a matter then pending in the District Court for the Eastern of Pennsylvania, involving environmental issues. They arose and were related to the Company's activities when it was an operating steel processing plant. There were like proceedings in the more distant past, settled or successfully resisted.

The United States Environmental Protection Agency has made inquiry about still another matter in the form of a special notice letter asking the Company to participate in a cleanup; the Company believes that its responsibility as argued by EPA is doubtful and declined to participate. However, until more is known, for the indefinite future the matter should be regarded as material and significant. Although the Company will defend vigorously any action that might be brought, the EPA (or a parallel state agency) may reassert that the Company is liable and prevail in formal action for reimbursement, supported by existing evidence or evidence that may be discovered in the future.

Based upon the foregoing or based upon other factors affecting the market generally or the Fund in particular, there is a risk of losing money by investing in the Fund.

PERFORMANCE/RISK INFORMATION

Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compared with those of broad-based securities market indexes.  How the Fund has performed in the past (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns

During the 10 year period shown in the bar chart, the highest annual return was 5.86% (year ended 12/31/03) and the lowest annual return was -14.35% (year ended 12/31/08).

During the 10 year period shown in the bar chart, the highest quarterly return was 4.25% (quarter ended 9/30/06) and the lowest quarterly return was -14.87% (quarter ended 9/30/08). During the three quarters ending 9/30/09 the returns were: 03/31/09. -8.48%; for 6/30/09, 16.22%; and for 09/30/09, 6.31%. For the partial year ending 9/30/09 the year to date return was 13.07%.

Average Annual Total returns for Periods Ended December 31, 2008

	1 year	5 years	10 years
Return Before Taxes	-14.35%	-3.10%	.36%
Return After Taxes on Distributions	-14.91%	-3.78%	-.02%
Return After Taxes on Distributions and redemption of Fund Shares	-9.95%	-24.58%	-25.63%

Comparative indexes (reflecting no deductions for fees, expenses or taxes)
Barclays 5 year Municipal Bond Index	5.78%	3.58%	4.57%
Merrill Lynch Preferred Stock DRD Eligible Index	-52.67%	-13.66%	-4.52%
Composite Index 1	-17.60%	-2.72%	1.34%

1. 60% Barclays 5 Yr Muni / 40% ML PFD Stock DRD Eligible. These indexes were used to compare the Company’s results with established benchmarks for asset categories similar to the Company’s investments.  The results were blended to reflect the proportions of like-kind investments the Company held in its 2008 portfolio.  Prior to 2008 the benchmark was  100% Barclays 5 Yr Muni.  The Company selected Merrill Lynch Preferred DRD (Dividend Received Deduction) Eligible as a benchmark as the nearest equivalent to the pass-through treatment the Company shareholders received for QDI (Qualified Dividend Income) from the bulk of its preferred shares.

After Tax returns are calculated using the historical highest individual federal marginal income tax rates that do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401K plans or individual retirement accounts.

          FEES AND EXPENSES OF THE COMPANY

Fees and Expenses

The following table describes the fees and expenses you may pay if you by and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in the prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2009:

Shareholder Fees

(Fees paid directly from your investment)
Sales Charge (Load) imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) imposed on Reinvested Dividends	None
Redemption Fees	None
Account Service Fees	None

Annual Fund Operating Expenses

(Expenses deducted from the Fund’s assets)
Management Expenses	.29%1
12b-1 Distribution Fees	None
Other Expenses	1.11%
Total Annual Fund Operating Expenses	1.40%

1.  The percentage generally corresponds to the Fund’s contract with its investment advisor at an annual rate of .30% of the Fund’s portfolio value, payable quarterly, the -.01% difference being accounted for by value changes from quarter to quarter within the year and the differences between portfolio and net asset values.

Example:  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years

$147	$457	$789	$1,727

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the fund will bear directly or indirectly.  A more complete description of management fees is included in the prospectus under "MANAGEMENT OF THE COMPANY."

Portfolio Turnover

The Company will not be restricted in engaging in active and frequent trading of portfolio securities to achieve its principal investment strategies. In the most recent fiscal year ending August 31, 2009 its turnover rate was 17.27%. In the year ending August 31, 2008 the turnover rate was 9.27%.  In the three years preceding August 31, 2008, the turnover rate did not exceed 88.85%. To the extent the Company engages in trades it is likely that it will recognize gain which will increase the taxable income flowing through to the shareholders or loss which will decrease the net asset value of the Company and its shares. Trading in bonds will incur expenses measured by the difference between bid and asked prices; trading in other securities will incur commission expenses reducing net asset value.

In purchasing and selling municipal bonds, common and preferred shares, or other investments, the Company's Board of Directors will not be restricted except as previously set forth in this Prospectus and in the Statement of Additional Information.

Management’s Discussion of Fund Investment Performance

The past year in fixed income markets began with turmoil and volatility beyond any recent experience. During the month of September 2008, the markets experienced the seizure of Fannie Mae and Freddie Mac followed by the failure of Lehman Brothers and Washington Mutual as well as the rescues of AIG and Merrill Lynch.  The Federal Reserve reacted with an inter-meeting move to 1.50% on October 8, 2008. The easing culminated with a move to an unprecedented 0 to 0.25% Federal Funds rate on December 16, 2008. These easing moves were combined with several strong qualitative easing moves designed to support the markets and restore what were effectively frozen credit markets. The Congress passed the Obama Administration’s stimulus bill adding more than $700 billion fiscal stimulus to counter the weak economy. Included in many other policy actions were the expansion of the Federal Reserve’s balance sheet by a Trillion dollars to purchase US Treasury and Mortgage-backed Securities and the creation of a facility to purchase $700 billion in troubled assets while also investing capital directly into banks.  While all of these actions were put into place in a relatively quick time, it would obviously take more time to see the impacts. There was a subsequent scare in early-March 2009 that the cumulative moves were not sufficient. This set the stage for recovering asset values in the credit markets, particularly securities of financial institutions.

During the past year, the benchmark ten-year Treasury has ranged from a high of 4.08% in October of 2008 to a low of 2.05% in December of 2008. As of August 31, 2009, the ten-year Treasury yield was 3.40%. The Treasury yield curve steepened during the year, reflecting extremely low short-term rates. The yield curve from one to ten years steepened from 165 basis points (bps) to 297 bps. The municipal yield curve similarly steepened from 204 bps to 276 bps. Credit concerns put even the highest quality municipal issues under pressure, resulting in rising long term yields even as the Federal Reserve lowered short-term rates. A notable impact on the municipal bond market was a sharp decline in the creditworthiness of the monoline bond insurers. In early 2008, the senior, unsecured debt of MBIA and AMBAC were rated Aa3/AA- and Aa3/AA, respectively. By August 2009 they were rated Ba3/BB- and Ca/CC, respectively. While these drops in credit quality were primarily related to losses stemming from sub-prime mortgage-backed issues and other structured securities, there were profound effects on the municipal bond market. New issues were now sold without depending on credit enhancement from the insurers. In the secondary market, there has been effectively no liquidity for issuers who had not procured an underlying rating whose issues were therefore solely reliant on the insurance for a credit rating.

The NRM portfolio has declined by 9.20% during the year. The Lehman 5-year Municipal Bond Index was up 6.95% over the same time period and The Merrill Lynch Index of DRD Eligible Preferred Stock declined 35.78%. (Please note that QDI and DRD are terms that describe the same dividend tax treatment to investors.) The Merrill Lynch Index had declined 68.15% from Fiscal Year-end 2008 through March 9, 2009. The subsequent recovery is an example of the improvement in financial securities discussed above. A benchmark index weighted 60% of the Barclays 5-year Municipal Index and 40% of the Merrill Lynch Preferred Stock, DRD Eligible  would have returned a decline of 10.14% for the period. The municipal bond holdings have a duration of 4.08, very comparable to the Index at 4.09 as of Fiscal Year-end.  The quality of the municipal holdings remains strong at A+.

Going forward, we will continue to look to add incremental yield and after-tax income for the shareholders of NRM through a top-down analysis of the economic and inflation outlooks and the resulting policy actions that impact interest rates. This is combined with sector allocation and individual security selection within the sectors employed by NRM to achieve the desired portfolio.

MANAGEMENT OF THE COMPANY

Directors

The Company’s Board of Directors manages the business and affairs of the Company. The Company's by-laws provide for five directors and all positions are filled.  Two of the directors serving, namely John H. McCoy, Jr. and George W. Connell, are “interested persons" within the meaning of that term under the Investment Company Act of 1940. The sole compensation of the directors is $400 per meeting attended.  There are normally four meetings per year. The Statement of Additional Information contains the names of and the general background information concerning each director of the Company.

Investment Adviser

The Company’s investment adviser had previously been Haverford Investment Management, Inc. (“HIM”), a federally registered investment adviser with its principal office located at Three Radnor Corporate Center, Suite 450, Radnor, Pennsylvania.  On September 18, 2008, HIM provided a negative consent letter notifying the Company of the intent to transfer management of the Company’s assets to a sister company, Haverford Financial Services, Inc. (“HFS”).  Effective October 18, 2008, upon expiration of the 30-day negative consent period, the Company’s adviser became and remains HFS. At its regular combined shareholder and directors’ meeting in December 2009, the shareholders and directors voted unanimously to reappoint HFS for 2010.

HFS is a federally registered investment adviser providing portfolio management services to its clients.  Its officers and employees are the same of those of HIM.  Additionally, HFS officers and employees are also officers and employees of The Haverford Trust Company (“HTC”), which had been the investment adviser to the Company from November 1992 until the change to HIM in 2004.

HFS and HTC share various services such as investment research, accounting and operational services in addition to corporate offices.  The Investment Committees of HFS and HTC are identical.

HFS provides investment services to the Company on a fully discretionary basis.  Its activities include making purchases and sales of securities after considering the Board’s specific or blanket suggestions, the Company’s investment policies, the provisions of the Company’s registration statement, the requirements of the Investment Company Act of 1940 and the requirements of the Internal Revenue Code of 1986.

Mr. George W. Connell, a 1958 graduate of the University of Pennsylvania, is HFS’s Vice Chairman, Director and sole shareholder.  Mr. Joseph J. McLaughlin, a 1981 graduate of St. Joseph’s University, is HFS’s Chairman, CEO, President and Director.

In additional to being Vice Chairman of HFS, Mr. Connell is also the Vice Chairman, Director and sole shareholder of HTC and the CEO of Haverford Trust Securities, Inc., a broker-dealer subsidiary of HTC.  Mr. Connell was formerly an organizer, a sole shareholder, chairman, chief executive officer and chief investment officer of Rittenhouse Financial Services (“RFS”), a firm that the John Nuveen Company acquired on September 1, 1997.  Previously, RFS was the Company’s adviser.  Afterward, Mr. Connell became the principal of HTC and has been involved in these financial entities since then.

In addition to being Chairman, CEO and President of HFS, Mr. McLaughlin is also the Chairman, CEO and member of the Board of Directors of HTC.  Previously, Mr. McLaughlin was vice president and manager of the Private Client Group of RFS.  Prior to joining HTC, he was a vice president at JP Morgan & Company and a manager at Peat, Marwick, Mitchell & Co.  He is a Certified Public Accountant.

Since November 27, 1992 (when RFS contracted to become the Company’s adviser), the members of the Company's Board of Directors (1) have reviewed or have had the opportunity to review at the quarterly meetings all purchases and sales of the Company's portfolio and (2) have directed RFS and its successors to maintain records. For non-advisory services, the Board also arranges for (3) the services of an independent certified public accountant; (4) custodial and transfer agency services; (5) the computation of net asset value by its non-auditing accountant and HFS; (6) the providing of fidelity bond coverage; (7) the providing of other administrative services and facilities necessary to conduct the Company's business; and (8) the providing of certain legal and auditing services necessary to comply with federal securities laws.  The Company assumes all expenses therefore.

For the services provided by HFS, the Company pays it, in quarterly installments, at the annual rate of .3% the fair market value of the portfolio measured quarterly.

Portfolio Managers

The Fund is primarily advised by two investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

Joseph J. McLaughlin, Jr., Chairman, Chief Executive Officer, President and Member of the Investment Selection Committee, Executive Committee and Board of Directors, joined Haverford in 2003 and has over 27 years of investment experience. Mr. McLaughlin received a B.S. degree from St. Joseph’s University.

John H. Donaldson, Vice President and Director of Fixed Income, joined Haverford in 2006 and has over 30 years of investment experience.  Mr. Donaldson received a B.A. degree from the University of Pennsylvania.

PENDING LEGAL PROCEEDINGS

There are no pending legal proceedings of which the Company or counsel for the Company are aware. See the earlier discussion of “Risks of Investing in the Fund” respecting a “special notice letter” the Environmental Protection Agency sent to the Company.

CAPITAL STOCK

As of August 31, 2009, the Company's president and chairman of the board, John H. McCoy owned beneficially and of record approximately 80% of the Company's outstanding shares and controlled the Company. As of the same date, five shareholders owned beneficially approximately 99.7% of the Company’s outstanding shares. In addition to Mr. McCoy, these included Director George Connell (9.8%); and unaffiliated individuals Samuel R. Gilbert, Jr. (5.7%), Morris F. Williams (2.8%) and the Estate of James Fisher (1.4%), A Redemption of a significant number of shares by one or more of these shareholders could require the Company to distribute or liquidate portfolio securities to obtain all or a portion of the redemption proceeds.  The distribution of portfolio securities or liquidation of such securities under these circumstances could be disadvantageous to the Company's remaining shareholders and could so reduce the Company's total assets that continued operation, as an investment company would not be economically feasible. The recovery or booking of environmental claims against the Company after a significant redemption would likewise be disadvantageous to the remaining shareholders. (See “Pending Litigation.”)  If the major shareholders redeemed and an environmental claim were assessed against the Company at or about the same time, the reduction in net worth for the remaining shareholders could be significant and seriously threaten the ability of the Company to operate.

SHAREHOLDER INFORMATION

Pricing of Shares

The net asset value per share for purposes of both purchases and redemptions is determined by the Company’s accountant and Adviser as of the close of trading (normally at 4:00 p.m. New York City time) on each day on which the New York Stock Exchange is open for trading, other than a day during which no share was tendered for redemption and no order to purchase or sell a share was received.  It is computed by dividing the value of all portfolio securities and other assets, minus ascertainable liabilities, by the number of shares outstanding on such date.   Portfolio securities for which market quotations are readily available (other than debt securities maturing in 60 days or less) are valued at market value.  With respect to the Company’s investment in other open-end management investment companies registered under the Investment Company Act (not contemplated for the immediate future), the Company’s net asset value is calculated based upon the net asset values for those investment companies. The prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effect of using fair value pricing.  Securities for which market quotations are not readily available are valued at their fair value by the Adviser under the supervision and responsibility of the Company’s Board of Directors. The effect of fair value pricing for Company assets other than securities with market quotations may result in a different net asset value from amounts that would arise from actual securities sales.    Absent unusual circumstances, portfolio securities maturing in 60 days or less are valued at amortized cost.

Purchase of Shares

Those wishing to make purchases of the Company's shares (other than distributees of share dividends) must contact the Company’s transfer agent, First National Trust Company, 532 Main Street, Johnstown, Pa., 15901 and comply with the agent’s customer identification program.

Redemption of Fund Shares

In General

The Company will redeem its shares at their net asset value next computed after the receipt of a written redemption request.

The redemption request shall be submitted according to the following procedures: if certificates have been issued for the shares to be redeemed, the certificates must be either endorsed or accompanied by a stock power, signed exactly as the shares are registered.  If certificates have not been issued, a signed stock power must accompany the request or the request itself must be in similar form.  In either case, unless the redemption proceeds are less than $1,000, the signature(s) on the certificate(s), stock power(s) or request(s) must be guaranteed by a member firm of a national securities exchange or a commercial bank. (Note: the required signature guarantee is not a "notarization" as commonly understood, and accordingly is not accomplished by using the services of a notary public.) Additional documents may be required for shares redeemed by corporate, partnership or fiduciary accounts.

Payment will be made as soon as possible after receipt of a redemption request, and in the absence of unusual circumstances, no later than seven days after receipt of the request. Unusual circumstances which could delay payment are those determined by the Securities and Exchange Commission, or during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), during which trading on the New York Stock Exchange is restricted, or for such other periods as the Securities and Exchange Commission may permit. The proceeds paid upon redemption may be more or less than the shareholder’s cost, depending on the value of the Company’s portfolio securities at the time of redemption. Except as provided in the next paragraph, redemption proceeds shall be paid in cash.

At the instance of a redeeming shareholder having shares of a value of $10,000 or more, the Company shall redeem his shares by distributing readily marketable securities owned by the Company valued on the above valuation date in the same manner as they would be for determining the Company’s net asset value.
1 The redeeming shareholder seeking marketable securities may apply to redeem all but not less than all of his shares held on the date of the redemption request. On the date of the redemption, the shareholder will receive marketable securities and, possibly, cash (for rounding) with a fair market value on the valuation date equal to the net asset value of the shares being redeemed.

Frequent Purchases and Redemptions

The Company’s transfer agent will apply its risk assessment and other related procedures to all of the Company’s stock issuances, redemptions and monetary transactions of which it is aware and which is under its control The Company’s Board of Directors has also adopted policies and procedures regarding frequent purchases and redemptions of shares. The Company has traditionally reserved the right to reject any purchase, and in the event of market abuse of any kind would reject the purchase request and close the account of any person attempting to engage in frequent purchases and redemptions.

Redemption requests should be tendered to the transfer agent, First National Trust Company, 551 Main Street, Johnstown, Pa., 15907.  For purchase and redemption information call 814-536-2110.

1 For shares purchased within six months of the date of redemption where the redemption proceeds are the Company’s securities, the Company shall distribute securities with a tax basis to the Company as close as possible to the purchase price the redeeming shareholder paid for his shares. For other shares being redeemed for Company securities, the Company shall distribute securities with a basis determined by multiplying the Company’s basis for all of its securities by a fraction the numerator of which is the total number of shares being redeemed and the denominator of which is the total number of shares outstanding on the date of redemption.

Dividends

The Company normally distributes its investment company income quarterly and its capital gain net income at least annually.

In calculating interest income, premiums on securities are amortized but discounts (except for original issue discounts) are not accreted. Dividend accruals are normally made as of the ex-dividend dates of companies in which the Company owns shares.  In determining amounts of capital gain to be distributed, any capital loss carryforwards from prior years will be offset against current capital gains.

All distributions of net investment income and any capital gains paid by the Company will be paid by checks mailed to the shareholders, or by written request by a shareholder, will be reinvested in additional shares of the Company without sales charge at the net asset value per share as determined at the close of business on the payment date. Confirmation statements reflecting additional shares purchased through reinvestment of distributions will be mailed to all shareholders who do not receive their distributions in cash.

Taxes

The Company qualified for the fiscal year ended August 31, 2009 and intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code.

In general Subchapter M permits proportionate, pass-through tax treatment to the company’s shareholders of income an investment company earns, with the result that the shareholders are responsible for the tax as opposed to the distributing company. With its authority to invest in a wide range of securities, distributions from our Company could include a variety of income taxable at different rates. The major items to be expected in the immediate future are preferred dividend income the Company receives from corporations, distributions from real estate investment trusts, long or short-term capital gain income when the Company sells parts of its portfolio at a net profit, and tax free income from its portfolio of municipal bonds and notes.

Generally, under Section 1 (h) of the Internal Revenue Code, qualified dividend income the Company receives before 2011 from shares of domestic corporations may be re-distributed to shareholders at qualified dividend rates with a maximum tax rate of 15%. To be eligible for this favorable rate for dividends, the shareholder must have held his Company shares for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date and the Company also must have held the shares from which it received the dividend income for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date.

Taxes on distributions of capital gains are determined by how long the Company owned the portfolio shares it sold resulting in a net profit. Holdings of more than a year are generally long term. The time the shareholder held his shares is not relevant to determining the long term or short-term nature of the dividend. Long-term capital gains are taxed to the individual shareholder of the Company at the maximum rate of 15% before 2011; short-term gains are taxed at ordinary income rates.

The tax on non-municipal interest passed through to a shareholder is at ordinary income rates.

All non-exempt distributions are taxable to the shareholders even if they are paid from income or gains earned by the Company before the shareholder’s investment and were accordingly included in the purchase price.

For so long as the Company invests one-half or more of its portfolio income in state and municipal bonds, it will pay related "exempt-interest" dividends to its shareholders as items of interest excludable from their gross income.  For the immediate future the Company intends to maintain a greater than 50% investment in such bonds; however the board of directors or the investment adviser may at any time make investments in other securities of more than 50% of the portfolio, resulting in income from municipals being taxed to the shareholders at ordinary income rates.

Exempt-interest dividends may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.  For Pennsylvania residents, an exclusion from Pennsylvania State personal taxable income is allowed for dividends or distributions received from the Company to the extent they were earned by the Company from interest on Pennsylvania State and Local Government obligations.

If a shareholder receives an exempt-interest dividend with respect to any share of the Company held for six months or less, any loss on the sale or exchange of such share shall be disallowed to the extent of the amount of the exempt-interest dividend.  If a shareholder redeems any shares between dividend record dates, the amount of any undistributed dividend income will be included in the net asset value per share and will increase the capital gain (or decrease the capital loss) realized by the shareholder upon redemption. Capital gains realized upon redemption are not exempt from federal income taxes.

Although exempt interest dividends are excludable from shareholders’ gross income, such dividends are taken into account in determining whether a portion of social security benefits will be subjected to income tax under Section 86 of the Internal Revenue Code.

Interest on indebtedness incurred or continued to purchase or carry tax-exempt securities (which may in whole or in part include shares issued by the Company) will not be deductible by the borrower.  Under procedures established by the Internal Revenue Service, a purpose to use borrowed funds to purchase or carry tax-exempt securities may be shown by either direct or circumstantial evidence.  To the extent interest expense is incurred to purchase taxable investments, deductions therefore are generally limited to the amount of the net taxable investment income.

The foregoing is only a brief summary of some of the important tax considerations generally affecting the Company and its shareholders. No attempt is made to present a detailed explanation of the federal, state and local income tax treatment of the Company or its shareholders.  This discussion is not intended as a substitute for careful tax planning.  Accordingly, investors in the Company are urged to consult their tax advisers with specific reference to their own tax situations.

In general, dividend record dates are set by the directors to occur on approximately the 23rd day of February, May, August and November.  Shareholders will be advised annually within 60 days from the end of the Company's taxable year as to the federal income tax consequences of distributions made during such year, and will be similarly advised after the end of each calendar year.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years.   Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by ParenteBeard LLC independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the SAI or annual report, which are available upon request.

Financial Highlights
Years Ended August 31, 2009, 2008, 2007, 2006, and 2005

	2009	2008	2007	2006	2005

Per Share Data (for a share outstanding share
throughout the indicated year)

Net asset value, beginning of year	$3.480	$3.551	$3.938	$3.900	$3.931

Net investment income (loss)	.138	.321	(.131)	.110	.070

Net realized and unrealized gain (loss)
on investments	(.454)	(.336)	(.088)	.059	.097

Total from Investment Operations	(.316)	(.015)	(.219)	.169	.167

Less distributions:
Dividends from capital gains	-	-	(.025)	(.021)	(.130)
Dividends from net tax-exempt income	(.045)	(.024)	(.064)	(.086)	(.061)
Dividends from net taxable income	(.050)	(.032)	(.079)	(.024)	(.007)

Total Distributions	(.095)	(.056)	(.168)	(.131)	(.198)

Net Asset Value, End of Year	$3.069	$3.480	$3.551	$3.938	$3.900

Total Return (Loss)	(9.20%)	(0.37%)	(5.79%)	4.40%	3.76%

Ratios/Supplemental Data

Net assets, end of year (in thousands)	$10,797	$12,557	$12,815	$14,209	$15,397

Ratio of expenses to average net assets	1.40%	1.33%*	8.62%	1.05%	1.23%

Ratio of net investment income (loss) to
average net assets	4.70%	9.23%	(3.43%)	2.77%	1.75%

Portfolio turnover rate	17.27%	9.27%	18.00%	88.85%	56.38%

* Excludes the recovery of environmental claims and related costs.

APPLICATION FORM:  NRM INVESTMENT COMPANY

Appear with photo-identification at:  First National Trust Company, 551 Main Street, Johnstown, Pa., 15907 to complete the following:

REGISTRATION:	Individual ( ) Tenants in Common ( ) Trustees ( )
Joint Tenants ( ) Custodian ( ) Other ( )

(Name)	Social Security No./(Tax Identification No.)

(Name)	Social Security No./(Tax Identification No.)

PERMANENT MAILING ADDRESS:

Street Address	City	State Zip

GIFTS TO MINORS				As Custodian for

Minor's First Name	Initial	Last Name	Age	Minor S.S.No.

Under the		Uniform Gifts to Minors Act.
State

I request that you:

Issue Certificate, ( ) or ( ) hold shares in account at Bank

Check here if dividends and distribution are to be
reinvested at net asset value without sales charge. ( )

This application is made in accordance with the provisions of the current Prospectus of the Company, a copy of which I have received, and the applicable terms and conditions on the reverse side. I am of legal age in the State of my residence.

date	Signature of owner	Signature of co-owner

Terms and Conditions

Purchases of Company Shares:

Initial Purchase:   Upon receipt of the application form from the subscriber, accompanied by any necessary funds and complying with its customer identification program, First National Trust Company, acting as agent for the subscriber, will purchase as many shares (including fractional shares) of the Company as may be purchased at the net asset value next computed after receipt of the application form and payment to First National Trust Company, 551 Main Street, Johnstown, Pa., 15907.  Fractional shares shall be purchased to the nearest one-thousandth (1/1000) of a share.  Initial purchases must be for at least one share.

Subsequent Purchases:  Upon receipt of additional funds, First National Trust Company will purchase additional shares (including fractional shares) in the same manner as above.  Except for reinvested dividends, additional purchases must be for at least one share.

The Company reserves the right in its discretion to reject all or any portion of a purchase order and return the accompanying payment.

I hereby certify that the Tax Identification No. contained herein is true, correct and complete and that I am not subject to backup withholding under Section 3406 (a)(1)(C) of the Internal Revenue Code.

Date	Signature of owner	Signature of co-owner

[PROSPECTUS OUTSIDE BACK COVER]

The Company’s Statement of Additional Information contains additional information about the Fund, which in large part expands the discussion contained in the prospectus and which may be of interest to some investors. Much of this additional information may also be found in the Fund’s annual and semi-annual reports to the shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports are available, without charge, upon request, by calling the Fund’s Custodian and Transfer Agent, First National Trust Company, 532 Main Street, Johnstown, Pa., 15901; personnel at First National Trust will be available to receive shareholder inquires and to furnish other pertinent information to interested people. Alternatively, for any of this information, you may call the Fund’s assistant secretary, Edward Fackenthal, collect at 610 279 3370 or contact him at his email site edwardfackental@cs.com. The Company does not maintain an Internet Web site.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C.  Information about the operation of the Commissions’ Public Reference Room may be obtained by calling the Commission at 1 202 942 8090 and asking for the public reference file and referring to the Fund's Investment Company Act file number of 811 02995. The reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.  Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: Publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

However you contact the Commission in regard to the Company, be sure to have the Company’s Investment Company file number at hand: 811 02995.

PART B
STATEMENT OF ADDITIONAL INFORMATION

The Part B statement of additional information contained in the Registrant’s post-effective amendment No. 35, filed with the Securities and Exchange Commission on November 17, 2009, is incorporated herein by reference.

PART C
OTHER INFORMATION

The Part C other information contained in the Registrant’s post-effective amendment No. 35, filed with the Securities and Exchange Commission on November 17, 2009, is incorporated herein by reference.

NRM INVESTMENT COMPANY

Power of Attorney

          I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on December 21, 2009.

/s/ Joseph Fabrizio
Joseph Fabrizio

NRM INVESTMENT COMPANY

Power of Attorney

          I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on December 21, 2009.

/s/ Raymond H. Welsh
Raymond H. Welsh

NRM INVESTMENT COMPANY

Power of Attorney

          I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on December 21, 2009.

/s/ George W. Connell
George W. Connell

NRM INVESTMENT COMPANY

Power of Attorney

          I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

          I have signed this Power of Attorney on December 21, 2009.

/s/ Anthony B. Fisher
Anthony B. Fisher

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Rosemont, Pennsylvania on December 21, 2009.

NRM INVESTMENT COMPANY

By:	/s/ John H. McCoy
John H. McCoy
President

          Pursuant to the requirement of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following person in the capacities and on the dates indicated:

Signature	Title	Date

/s/ John H. McCoy	President (Chief Executive Officer)	12/21/09
John H. McCoy

          The Post-Effective Amendment No. 36 has also been signed by John H. McCoy, Attorney-In-Fact, on behalf of the following directors on the Date indicated:

JOSEPH FABRIZIO
RAYMOND H. WELSH
GEORGE W. CONNELL	DATE 12/21/09
ANTHONY FISHER

36